Exhibit 99.2

First Quarter 2026 E A R N I N G S R E L E A S E NASDAQ: ONDS | May 14, 2026 Copyright 2026. All rights reserved.

NASDAQ: ONDS This presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . Ondas Inc . (“Ondas” or the “Company”) cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law . This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts . This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information . Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . 2 Disclaimers

SPACE STRATOSPHERE AIR SURFACE | LAND • Building World Class Systems of Systems Portfolio • Unlocking Growth Synergies Across Newly Acquired Companies • Expanding Global Market Opportunities • Validating the Financial Model • Broadening Institutional Support Our Plan is Working TARGETED OUTCOMES Ondas continues to execute its CORE + STRATEGIC growth plan NASDAQ: ONDS • Developing integrated solutions to serve global doctrinal spending shift • Scalable, global operating platform to support long - term, sustainable growth • Operating leverage to drive high returns on capital • Balance sheet provides competitive strength NASDAQ: ONDS 3 3

NASDAQ: ONDS Agenda • Introduction • Financial Review • Operational Update • Multi - domain ISR Roadmap • Outlook & Closing Remarks • Q&A 4

NASDAQ: ONDS Leadership Team Eric Brock Founder, Chairman & CEO Entrepreneur and investor with 30+ years experience. Driving the vision and strategic direction for our global growth program. Neil Laird CFO & Treasurer Senior finance leader with 25+ years in technology / public - company operations. Leading our financial operations. Meir Kliner President, OAS Entrepreneur with over 20 years of proven track record in aerospace development and manufacturing. Oshri Lugassy CO - CEO, OAS Defense and technology leader with decades of experience in autonomous systems, global business development, and military command. Ryan Hartman President & CEO, World View 5 Aerospace and defense executive with 25+ years experience; multi - domain ISR across high - altitude platforms, UAVs, and AI analytics.

NASDAQ: ONDS +25% Upside Versus Prior Targets +1,000% YoY Growth 50.1M Q1 2026 Revenue $457M (1) Backlog Drives Visibility $1.4B Cash & ST Investments $390M Raise 2026 Revenue Target Delivering Tangible Results Sustaining momentum on important financial KPIs Achieved Adjusted EBITDA Profitability at Product Company - Level 6 Months Ahead of Forecast (1) Backlog includes World View and Mistral 6

NASDAQ: ONDS

ONDAS

Expanding Global Footprint

Ondas operates globally with active deployments across key international markets

- Expanding global footprint with active deployments across more than 45 countries.
- Over 1,000 employees supporting operations, engineering, manufacturing, and customer programs worldwide.
- Growing international presence with 15 offices across key strategic regions.
- Active operations spanning Defense, Homeland Security, Critical Infrastructure, and Public Safety markets.


Offices
West Palm Beach, FL
Baltimore, MD
Petah Tikva, Israel
Dubai, UAE
Sunnyvale, CA
Tallin, Estonia
New York, NY
Tucson, AZ
Melbourne, Australia
Customers
Dubai
Israel
USA
Germany
Singapore
Canada
U.K.
Netherlands
Italy
Sweden
Greece
And More...
Partners
USA
Germany
Dubai
Australia
Ukraine
And More...

45
Countries with Active Deployments

1,004
Employees Worldwide

15
Offices

7

NASDAQ: ONDS Scaling Global Go - To - Market Accelerating US Expansion Co - Developing a Multi - domain ISR Platform and Strategic Roadmap Opening EU & NATO Markets Maturing our global operating platform to support much higher levels of revenue 8

NASDAQ: ONDS

ONDAS

Multiple Systems. Across Unmanned Verticals

Portfolio addresses 4 major defense technology market segments

C-UAS
Counter-UAS Air Defense Sensors & Effectors



ISR
Intelligence, Surveillance & Reconnaissance Systems



LMS
Unmanned One-Way Attack Loitering Munition Systems



UGV
Multi-Mission Unmanned Ground Robotic Platforms


AXON

New integrated Systems of Systems solutions will be introduced over the course of 2026

9

NASDAQ: ONDS 10 IRON - WAVE: Frontline Autonomous Operations Multi - layered robotic solution for maneuvering forces • Multi - layered autonomous sensing, robotics, and effects. • Mobile, rapidly deployable frontline mission systems. • AI - driven Command & Control and autonomous response. • Integrated kinetic and non - kinetic protection architectures. Unified Ondas technologies operating as wholistic solution

NASDAQ: ONDS 11 FINANCIAL REVIEW F i r s t Q u a r t e r 2 0 2 6 E a r n i n g s R e l e a s e NASDAQ: ONDS | May, 14 2026

NASDAQ: ONDS 12 (1) Acquisition - related expenses include legal, accounting, and other due diligence costs incurred in connection with completed or pending acquisitions. (2) Other (income) expense, net includes interest and dividend income, unrealized gain and losses on investments, interest expense, foreign exchange gain and loss, the change in the fair value of government grant liabilities and warrant liability, and other income (expense), net included on the Company's unaudited Conde nsed Consolidated Statements of Operations. (3) See the “Non - GAAP Financial Measures” section in the Appendix. Income Statement Q1 2026 (USD in 000s) Key Financial Insights: • Revenue grew > 10x YoY, driven by core growth and strategic acquisition program. • Gross margin increased to 49.2% Q1 2026 versus 35.0% in prior year driven by higher sales absorbing fixed costs and a favorable mix. • Cash OPEX growth driven by newly acquired businesses and increased investment in leadership and growth infrastructure. • Adjusted EBITDA loss widened by $3.4 million YoY given growing expense structure to support expected growth in business. • Net gain for Q1 2026 includes a $389.5 million non - cash gain related to accounting for the October 2025 and January 2026 warrants. Three Months Ended March 31, SELECT P&L DATA 2025 2026 (Unaudited) $ 4,248 $ 50,122 Revenues, net 2,760 25,464 Cost of goods sold 1,488 24,658 Gross profit 11,798 67,329 Total operating expenses (10,310) (42,671) Operating Loss (3,826) 404,166 Total other income (expense), net - 245 Provision for income taxes $ (14,136) $ 361,250 Net income (loss) SUPPLEMENTAL INFO: 181 669 Depreciation expense 1,062 5,622 Amortization of intangible assets - 5,844 Acquisition related expenses (1) 1,573 19,658 Stock - based compensation - 245 Provision for income taxes 3,826 (404,166) Other (income) expense, net (2) 6,642 (372,128) Total $ 8,984 $ 36,893 Cash Operating Expenses (3) $ (7,494) $ (10,878) Adjusted EBITDA (3)

NASDAQ: ONDS Cash Flow Statement 13 Q1 2026 (USD in 000s) Key Financial Insights: • Operating cash burn includes $47 million increase in working capital to support growth initiatives. • $474.2 million in cash used in investing was primarily the result of $429.1 million in purchase of short - term liquid investments (net of redemptions) and $31.8 million used for acquisitions. • Cash provided by financing includes: $959.1 million net proceeds raised in January equity offering. Three Months Ended March 31, SELECT CASH FLOW DATA 2025 2026 (Unaudited) $ (6,659) $ (51,298) Net cash used in operating activities (195) (474,167) Net cash used in investing activities 2,265 968,465 Net cash provided by financing activities $ (4,589) $ 443,000 Increase (Decrease) in cash, cash equivalents, and restricted cash

NASDAQ: ONDS Balance Sheet Q1 2026 (USD in 000s) Key Financial Insights: • Cash and short - term investments > $1.4 billion. • Cash balance increase reflects $959 million in net proceeds raised in January 2026. • Total Assets includes $40.6 million in equity investments in non - affiliated private companies • Total liabilities includes $ 1 . 1 billion for a warrant liability related to the October 2025 and January 2026 equity financings . New Banking Partner Erebor Dec. 31, 2025 March 31, 2026 SELECT BALANCE SHEET DATA (Unaudited) ASSETS $ 616,109 $ 1,484,926 Cash, cash equivalents, restricted cash, and short - term investments $ 1,132,841 $ 2,447,252 Total assets LIABILITIES, TEMPORARY EQUITY, AND STOCKHOLDERS' DEFICIT $ 2,204 $ 431 Other debt $ 10,284 $ 3,938 Convertible notes $ 12,488 $ 4,369 Total debt $ 661,226 $ 1,366,937 Total liabilities $ 29,796 $ 2,454 Redeemable noncontrolling interests $ 441,819 $ 1,077,861 Total stockholders' equity $ 1,132,841 $ 2,447,252 Total liabilities and stockholders' equity 14

NASDAQ: ONDS

ONDAS

Analysis of Cash OPEX[1]

Q1 2026 *(USD in 000s)*

Ondas Inc.	$3,695	[Finance, Accounting, Governance]
Growth OPEX	9,571	[CorpDev, Ondas Capital, Partner Initiatives]
Corporate Level OPEX	**13,266**	
Ondas Autonomous Systems	5,251	[OAS leadership / Operating Infrastructure]
Product Companies	18,376	[Commercial Operations]
OAS Level OPEX	**23,627**	
Total Cash OPEX	**$36,893**	

Significant OPEX investments intended to advance Ondas' operating platform scaling and support significant growth in coming years

Key Financial Insights:

- **Corporate level Cash OPEX high due to:**
  - **Corporate development**
  - **Ondas Capital**
  - **Ecosystem engagement**
- **OAS Cash OPEX reflects OAS leadership build out and product company OPEX**

Growth OPEX is discretionary; expect significant operating leverage over the next 12 – 24 months

[1] Non-GAAP figures; represent management estimates

15

NASDAQ: ONDS OPERATIONAL UPDATE 16 NASDAQ: ONDS | May, 14 2026 F i r s t Q u a r t e r 2 0 2 6 E a r n i n g s R e l e a s e

NASDAQ: ONDS Scaling the Global Marketing Infrastructure Building presence with offices, agents, and partners in over 45 countries. • Expanding localized sales and marketing infrastructure • Building scalable supply chain and production capabilities • Growing field service and sustainment operations • Strengthening government affairs and market access • Accelerating global deployment and customer support • Integrating acquisitions into a unified platform INTEGRATING ACQUISITIONS INTO A UNIFIED GO - TO - MARKET PLATFORM 17

NASDAQ: ONDS

ONDAS

Ondas Operating Platform Delivers

Acquired companies seeing acceleration; **the "growth double dip"**

+260%

Q1 REVENUE YoY

AIROBOTICS

AMERICAN ROBOTICS

+36M

YTD PURCHASE ORDERS(1)
Exceeds 2025 revenue

sentrycs

+25.8M

Q1 PURCHASE ORDERS

SMART DEMINING

Ondas' operating platform supports growth acceleration

(1) Sentrycs YTD orders through April 1, 2026.

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NASDAQ: ONDS

Backlog Expansion = Growth Visibility

Driven by demand across key technology segments in strategic regions

BACKLOG BY PLATFORM ($M)


82
116
30
229
$457M
AERIAL SECURITY
ISR
UGV
LMS

BACKLOG BY REGION ($M)


90
75
292
$457M
US & Canada
Middle East
Europe & Asia

HIGHLIGHTED ORDERS

TECHNOLOGY

Technology-Driven Growth

- **AERIAL SECURITY**
  FIFA · Airports · Anti Missile
- **ISR**
  Military Bases · Public Safety · Stratospheric
- **UGV**
  Smart Demining · Eng. Vehicles · Multi-Robotic
- **LMS**
  Border Drones · LUS & LASSO Program

STRATEGIC REGIONS

EXPANSION

Accelerating Global Expansion

- **USA**
  LMS · ISR · CUAS
- **Middle East**
  CUAS · ISR · UGV · LMS
- **Other**
  LMS · Anti Missile

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NASDAQ: ONDS

ONDAS

Key Programs Captured

Ondas demonstrating ability to capture large programs

$1.6B+
Programs Won

HIGHLIGHTED PROGRAMS

PROGRAMS	TECH	POTENTIAL
Border Security Barrier	UGV – Smart Demining	$80M
Military Vehicles	UGV – Engineering Vehicles	$140M
US LUS	LMS – Lethal Unmanned System	$982M
Border Protection	LMS – Autonomous Drone Swarms Infrastructure	$100M
NATO Eastern Flank	LMS – Long-range Autonomous Strike Platform	$300M

20

NASDAQ: ONDS Two - Year Strategic Program Pipeline Pipeline of programs under current pursuit T E N D E R P U R S U I T $4.3B > 45 program submissions globally $1,782M UNITED STATES $2,053M EUROPE $360M ISRAEL $230M OTHERS 21

NASDAQ: ONDS SCALING THE MULTI - DOMAIN VISION 22 NASDAQ: ONDS | May, 14 2026 F i r s t Q u a r t e r 2 0 2 6 E a r n i n g s R e l e a s e

NASDAQ: ONDS Stratosphere is Open for Business Global demand for stratospheric ISR is rapidly expanding, acting as the force multiplier of integrated, multi - domain intelligence Recent mission successes leading to marked influx of active RFPs and pending contract awards. 23

NASDAQ: ONDS Transforming Global ISR Traditional ISR: Platform Autonomy • Fragmented ISR operations • Data locked to the platform • Data format challenges • Inefficient, manual workflow management • Domain - limited and not scalable • Focus on collection over insight Next - Gen Multi - Domain ISR: Mission Autonomy • Unified, multi - domain TCPED operations • Data lives in software, runs across every platform • Single Pane of Glass – Common operating picture • Adaptive agentic AI + edge inference • Hyper - efficient and scalable across domains and platforms • Focus on speed to decisions PLATFORM PLATFORM PLATFORM PLATFORM CAOC SKYWEAVER ADAPTIVE AGENTIC AI PLATFORM PLATFORM GCS PLATFORM GCS GCS CAOC 24

NASDAQ: ONDS

ONDAS

Agentic AI for Multi-Domain Intelligence

Customers benefit from synchronized Tasking, Collecting, Processing, Exploitation, and Dissemination (TCPED) of real-time insights on a cohesive, singular platform

Our Agentic Model Principles


1 PERCEIVE
2 REASON
3 PLAN
4 ACT
5 ADAPT

Commercial Implications:

- **Outcomes + software pricing model**
- **SkyWeaver scales with the portfolio**
- **SkyWeaver creates switching costs**


SPACE
Low-Earth Orbit (LEO) Satellites
STRATOSPHERE
WORLD VIEW
STRATOLLITES®
AIR
GROUP 4 UAS
Fixed-Wing UAVs
Multi-Rotor UAVs
ONDAS
GROUP 2 & 3 UAS
SURFACE | LAND
Unmanned Ground Vehicles (UGVs)
MISSION LAYER
SkyWeaver
OPERATIONS LAYER
Warp Speed

25

26 Palantir Partnership Palantir Development Workstreams Foundry – Company Operating System Warp Speed – Supply Chain Optimization AI Flight Director – Flight Path Planning SkyWeaver – AI Edge Inference/Insights Engine NASDAQ: ONDS Engaged at senior - most levels on scaled, multi - domain ISR Partner Support Workstreams • Full Suite of AIP Applications • Joint Customer and Program Capture • Strategic and M&A Roadmap Collaboration Joint Commitment to Multi - Domain ISR Roadmap

NASDAQ: ONDS 27 OUTLOOK F i r s t Q u a r t e r 2 0 2 6 E a r n i n g s R e l e a s e NASDAQ: ONDS | May, 14 2026

NASDAQ: ONDS 28 Strategic Growth Program Repeatable M&A capability is a competitive strength • Corporate development program accelerates execution against strategic vision, supports long - term upside • Integration and scale increasingly an area of focus and value creation • Focused on driving economic value creation ; believe evidence will continue to validate the strategic program is accretive to shareholder value • Strategic pipeline in the U.S. is growing • Increasing opportunity for larger, high impact acquisitions around multi - domain ISR • High impact strategic partnerships also advancing M&A Pipeline +25 Advanced Activity +8 Potential Revenue from M&A in Pipeline (2026) ~ $500M

NASDAQ: ONDS

ONDAS

Putting Our Cash to Work

Having a large liquidity provides significant advantages; financial model leverage

Our Plans for the Cash

- Scale Ondas' operating platform
  - Invest in infrastructure to support much higher revenue levels
- Execute the strategic growth program
  - Targeted M&A in systems, ISR and software layers
- Maintain Flexibility
  - Preserve flexibility to act opportunistically

Balance Sheet – Strategic Asset

- Supports customer confidence
- Valued by employees / recruiting tool
- Drives partner/ ecosystem prioritization
- Offers priority access to M&A
- Provides execution credibility

POSSIBLE DEPLOYMENT FRAMEWORK(1)

- Over $4.2 billion in M&A capacity
- $1.0 billion – $1.8 billion in potential incremental revenue
- Operating leverage accelerates path to scaled profitability targets

Building the scaled, high performing solutions provider required by customers and partners

(1) Management estimates; assumes a 2:1 cash to equity ratio; revenue target assumes a 2.5 – 4.0x 2027 revenue multiple

29

NASDAQ: ONDS

ONDAS

Updated Outlook

Continue to demonstrate upside to our financial model

Updated 2026 Revenue Target

At Least $390 Million

Adjusted EBITDA + Timeline:

- ~~Q3 2026~~ Product Companies ☑
- ~~Q3 2027~~ OAS → Q1 2027
- Q1 2028 Ondas Inc.

Target Revenue by Segment



38%
28%
19%
15%
Aerial Security
LMS
UGV
ISR

Updated Outlook Details:

- Leverage $457 million adjusted backlog; expect continued growth in backlog through 2026
- Continued to expect higher losses in 1H:26 on EBITDA basis as we invest in the growth platform
- See potential upside to EBITDA + timeline targets

30

NASDAQ: ONDS 31 Q&A NASDAQ: ONDS | May, 14 2026 F i r s t Q u a r t e r 2 0 2 6 E a r n i n g s R e l e a s e

NASDAQ: ONDS 32 Appendix 1Q 2026 & 1Q 2025 (USD in 000s) (1) Acquisition - related expenses include legal, accounting, and other due diligence costs incurred in connection with completed or pending acquisitions. (2) Other (income) expense, net includes interest and dividend income, unrealized gain and losses on investments, interest expense, foreign exchange gain and loss, the change in the fair value of government grant liabilities and warrant liability, and other income (expense), net included on the Company's unaudited Condensed Consolidated Statements of Operations. (3) See the “Non - GAAP Financial Measures” section below. (4) Excludes depreciation and stock - based compensation amounts included in Costs of goods sold on the Company's unaudited Condensed Consolidated Statements of Operations. Three Months Ended March 31, ADJUSTED EBITDA RECONCILIATION 2025 2026 (Unaudited) $ (14,136) $ 361,250 Net Income (Loss) 181 669 Depreciation 1,062 5,622 Amortization of intangible assets - 5,844 Acquisition related expenses (1) 1,573 19,658 Stock - based compensation - 245 Provision for income taxes 3,826 (404,166) Other (income) expense, net (2) $ (7,494) $ (10,878) Adjusted EBITDA (non - GAAP) (3) Three Months Ended March 31, Cash Operating Expense Reconciliation 2025 2026 (Unaudited) $ 11,798 $ 67,329 Total operating expenses (180) (473) Depreciation (4) (1,062) (5,622) Amortization of intangible assets - (5,844) Acquisition related expenses (1) (1,572) (18,497) Stock - based compensation (4) $ 8,984 $ 36,893 Total Cash Operating Expenses (non - GAAP) (3)

NASDAQ: ONDS 33 As required by the rules of the Securities and Exchange Commission (“SEC”), we provide a reconciliation of our non - GAAP financial measures to the most directly comparable GAAP measures . These reconciliations are set forth in the tables below . We believe that adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) is a useful supplemental measure for evaluating our operating performance and period to period trends because it eliminates the impact of items that primarily reflect our capital structure, tax position, noncash accounting charges, acquisition - related transaction costs, and other items that management does not consider indicative of ongoing operating performance . Adjusted EBITDA should be considered in addition to, and not as a substitute for, net income (loss) and other measures prepared in accordance with GAAP . Adjusted EBITDA removes the effects of interest and financing - related items, depreciation and amortization, income taxes, stock - based compensation, acquisition - related expenses, and other non - operating gains and losses . Management believes that excluding these items enhances comparability across periods and facilitates analysis of underlying operating trends . Cash Operating Expense is a non - GAAP financial measure that represents total operating expenses excluding depreciation, amortization of intangible assets, acquisition related expenses, and stock - based compensation . The most directly comparable GAAP measure to Cash Operating Expense is total operating expenses . Management believes Cash Operating Expense provides useful supplemental information by isolating recurring, cash - based operating costs and facilitating meaningful period - to - period comparisons . Management uses this measure for internal cost management, budgeting, and liquidity planning, and to evaluate operating trends exclusive of noncash accounting charges . Other companies may calculate similarly titled non - GAAP measures differently, and therefore our Adjusted EBITDA and Cash Operating Expense may not be comparable to measures used by other companies . Management uses Adjusted EBITDA and Cash Operating Expense, together with GAAP results, in making operating and planning decisions and in evaluating the Company’s ongoing performance . Non - GAAP Financial Measures

See you at: SOF Week, Tampa, week of May 18 th Eurosatory, Paris, week of June 15 th THANK YOU ir@ondas.com NASDAQ: ONDS | May 14, 2026 Copyright 2026. All rights reserved.